UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CENTRAL PACIFIC FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTRAL PACIFIC FINANCIAL CORP.

220 South King Street

Honolulu, Hawaii 96813

OCTOBER 22, 2009 SPECIAL MEETING

YOUR VOTE IS IMPORTANT

August 24, 2009

Dear Fellow Shareholder:

We are pleased to invite you to a special meeting of the shareholders of Central Pacific Financial Corp.  The meeting will be held at 10:00 a.m., Hawaii time, on October 22, 2009 in Room 1110 of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813.

As you may know, we previously announced our intention to call a special meeting of shareholders to increase the authorized shares of our common stock.  We are seeking your approval to do so with the accompanying proxy statement and proxy cards.  Because this approval requires the affirmative vote of two-thirds of the outstanding shares entitled to vote thereon, your vote is very important.

We are also taking the opportunity to submit for your approval a reduction of the two-thirds supermajority vote applicable to us under Hawaii law as a corporation incorporated before July 1, 1987, to a more customary majority of the outstanding shares entitled to vote, for amendments to our Restated Articles of Incorporation.  Approval of this reduction will not impact the two-thirds vote required for the increase in the authorized shares of our common stock.

The Board of Directors recommends that you vote “FOR” the proposal to amend our Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 185,000,000 shares, “FOR” the proposal to amend our Restated Articles of Incorporation to reduce the two-thirds supermajority vote applicable to us under Hawaii law as a corporation incorporated before July 1, 1987, to a simple majority vote, for amendments to our Restated Articles of Incorporation and “FOR” the proposal to adjourn the special meeting if we, in our discretion, elect to do so.

We believe it is appropriate and important to have increased shares of authorized common stock because of both the time required to hold a special meeting of shareholders and the high vote required to amend our Restated Articles of Incorporation to increase the authorized common stock.  Having increased authorized shares of common stock will provide us with additional flexibility in our capital raising efforts, taking into account the desired amount of additional capital, the current price of our common stock and recent fluctuations in our stock price.  We also believe it is in the best interest of our company to reduce the two-thirds supermajority vote requirement for amendments to our Restated Articles of Incorporation.  Doing so will enhance our corporate governance and provide for a more customary simple majority vote requirement as is applicable under Hawaii law to corporations incorporated on or after July 1, 1987.

The accompanying notice of special meeting of shareholders and proxy statement describe in more detail the matters to be acted upon at the special meeting.  Please give these materials your prompt attention.  Then, we ask that you sign, date and mail promptly the enclosed proxy card in the enclosed postage-paid envelope, or use telephone or Internet voting, to ensure that your shares are represented and voted at the meeting.  Shareholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so.  Your vote is important, so please act at your earliest convenience.

We appreciate your continued interest in Central Pacific Financial Corp.

Sincerely,

Ronald K. Migita

Chairman, President and

Chief Executive Officer

CENTRAL PACIFIC FINANCIAL CORP.

220 South King Street

Honolulu, Hawaii 96813

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 22, 2009

TO THE SHAREHOLDERS OF CENTRAL PACIFIC FINANCIAL CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Central Pacific Financial Corp. (the “Company”), will be held at 10:00 a.m., Hawaii time, on October 22, 2009 in Room 1110 of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, for the following purposes:

(1)   To approve a proposal to amend our Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 185,000,000 shares (the “Common Stock Proposal”).

(2)   To approve a proposal to amend our Restated Articles of Incorporation to reduce the two-thirds supermajority vote applicable to us under Hawaii law as a corporation incorporated before July 1, 1987, to a majority of the outstanding shares entitled to vote, for amendments to our Restated Articles of Incorporation (the “Supermajority Vote Reduction Proposal”).

(3)   To approve a proposal to adjourn the special meeting if the Company, in its discretion, elects to do so (the “Adjournment Proposal”).

Only shareholders of record of our common stock outstanding at the close of business on August 20, 2009 are entitled to notice of and to vote at the meeting.

APPROVAL OF THE COMMON STOCK PROPOSAL AND THE SUPERMAJORITY VOTE REDUCTION PROPOSAL EACH REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE SHARES OF OUR COMMON STOCK OUTSTANDING ON THE RECORD DATE.  APPROVAL OF THE SUPERMAJORITY VOTE REDUCTION PROPOSAL WILL NOT REDUCE THE VOTE REQUIRED TO APPROVE THE COMMON STOCK PROPOSAL AT THE MEETING, SO YOUR VOTE ON BOTH PROPOSALS IS VERY IMPORTANT.

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON.  YOU MAY ALSO DELIVER YOUR VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM.  SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

By Order of the Board of Directors

Glenn K.C. Ching

Senior Vice President and Corporate Secretary

Dated: August 24, 2009

TABLE OF CONTENTS

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT	2

SECURITY OWNERSHIP	6

PROPOSAL 1: PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES (THE “COMMON STOCK PROPOSAL”)	11

PROPOSAL 2: PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO REDUCE THE TWO-THIRDS SUPERMAJORITY VOTE APPLICABLE TO US UNDER HAWAII LAW AS A CORPORATION INCORPORATED BEFORE JULY 1, 1987, TO A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE, FOR AMENDMENTS TO THE RESTATED ARTICLES OF INCORPORATION (THE “SUPERMAJORITY VOTE REDUCTION PROPOSAL”)	13

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING IF THE COMPANY, IN ITS DISCRETION, ELECTS TO DO SO (THE “ADJOURNMENT PROPOSAL”)	15

OTHER MATTERS	16

CENTRAL PACIFIC FINANCIAL CORP.

220 South King Street

Honolulu, Hawaii 96813

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Central Pacific Financial Corp. for use at our special meeting of shareholders to be held in Room 1110 of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813 at 10:00 a.m., Hawaii time, on October 22, 2009 and at any adjournment thereof.  The approximate date on which this proxy statement and the accompanying notice and form of proxy are first being mailed to shareholders is August 28, 2009.

References in this proxy statement to “we,” “us,” “our” or the “Company” refer to Central Pacific Financial Corp.

This solicitation of proxies is made on behalf of the Board and the Company will bear the costs of the preparation of proxy materials and the solicitation of proxies for the meeting.  It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank, may solicit proxies personally, by telephone, electronically or by other means of communication.  Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to beneficial owners.  The Company has retained D.F. King & Co., Inc. to assist it in connection with the solicitation of proxies for a fee of approximately $30,000, plus reimbursement of expenses.

The persons named in the proxy to represent shareholders who are present by proxy at the meeting are Ronald K. Migita, Dean K. Hirata and Glenn K.C. Ching.

If you have any questions, please contact:

D.F. King & Co., Inc.		Central Pacific Financial Corp.
48 Wall Street		Attention: Investor Relations
New York, New York 10005	or	220 South King Street
Banks and Brokers Call Collect: (212) 269-5550		Honolulu, Hawaii 96813
All Others Call Toll-Free: (800) 967-4604		Telephone: (808) 544-0500

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Shareholders to Be Held on October 22, 2009

Our proxy statement is available free of charge at http://www.centralpacificbank.com/specialmtgproxy.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

Q: What are the matters I will be voting on?

The matters to be considered and voted upon at the meeting will be:

•                                          Common Stock Proposal.  To amend the Company’s Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 185,000,000 shares (the “Common Stock Proposal”).

•                                          Supermajority Vote Reduction Proposal.  To amend the Company’s Restated Articles of Incorporation to reduce the two-thirds supermajority vote applicable to the Company under Hawaii law as a corporation incorporated before July 1, 1987, to a majority of the outstanding shares entitled to vote, for amendments to our Restated Articles of Incorporation (the “Supermajority Vote Reduction Proposal”).

•                                          Adjournment Proposal.  To adjourn the meeting if the Company, in its discretion, elects to do so (the “Adjournment Proposal”).

Q: Why does the Company need to hold the vote on the Common Stock Proposal?

The proposed increase in our authorized common stock is to provide the Company with additional flexibility to raise capital from time to time.  The Company believes that issuing equity would be a prudent measure due to the ongoing economic downturn and the resultant deterioration in the Hawaii and California commercial real estate markets in which the Company does business.  Such conditions have been adversely impacting the Company’s credit portfolio and financial condition.  On July 14, 2009, the Company commenced a public offering of common stock to raise $100 million.  On July 29, 2009, the Company announced that it had postponed the offering given the number of its authorized but unissued shares of common stock combined with the then current price level of its common stock and that it planned to increase the number of its authorized shares of common stock, subject to shareholder approval.

We believe it is appropriate and important to have increased shares of authorized common stock because of both the time required to hold a special meeting of shareholders and the high vote required to amend our Restated Articles of Incorporation to increase the authorized common stock.  Having increased authorized shares of common stock will provide us with additional flexibility in our capital raising efforts, taking into account the desired amount of additional capital, the current price of our common stock and recent fluctuations in our stock price.

Our Restated Articles of Incorporation currently provide for 100,000,000 shares of authorized common stock, of which 28,756,073 shares were issued and outstanding at the close of business on August 20, 2009, the record date.  Also, on the record date, there were 1,585,748 shares of common stock issuable upon exercise of a warrant issued to the United States Department of Treasury, 1,096,242 shares of common stock subject to stock awards outstanding as of the record date, 1,403,758 shares of common stock reserved for future issuance under our 2004 Stock Compensation Plan and 515,448 shares issuable under the Central Pacific Financial Corp. Direct Purchase and Dividend Reinvestment Plan, leaving 68,228,479 shares unissued and unreserved.

Further, due to the importance of the Common Stock Proposal and the high vote required for approval, we are also seeking authority from shareholders through the Adjournment Proposal to adjourn the meeting if the Company, in its discretion, elects to do so to provide time for management to solicit additional proxies in the event there are insufficient votes to approve the Common Stock Proposal.

Q: Why does the Company need to hold the vote on the Supermajority Vote Reduction Proposal?

The Board believes it is in the best interest of the Company to reduce the two-thirds supermajority vote applicable to the Company under Hawaii law as a corporation incorporated before July 1, 1987, to a majority of the outstanding shares entitled to vote, for amendments to our Restated Articles of Incorporation.  The proposed reduction in the required vote to amend our Restated Articles of Incorporation will enhance the Company’s corporate governance and provide for a more customary simple majority vote requirement as is applicable under Hawaii law to corporations incorporated on or after July 1, 1987.

Approval of the Supermajority Vote Reduction Proposal will not reduce the vote required (see below) to approve the Common Stock Proposal at the meeting, so your vote on both proposals is very important.

Q: Who is entitled to vote?

The Board fixed the close of business on August 20, 2009 as the record date for the determination of the shareholders of the Company entitled to notice of and to vote at the meeting.  Only holders of record of shares of the Company’s common stock at the close of business on the record date will be entitled to vote at the meeting and at any adjournment of the meeting.  There were 28,756,073 shares of the Company’s common stock issued and outstanding on the record date, held by approximately 4,480 holders of record.

Q: How many votes do I have?

Each holder of our common stock will be entitled to one vote, in person or by proxy, for each share of common stock standing in the holder’s name on the books of the Company as of the record date on any matter submitted to the vote of the shareholders.

Q: What votes need to be present to hold the meeting?

The required quorum for the transaction of business at the meeting is a majority of the total outstanding shares of common stock entitled to vote at the meeting, either present in person or represented by proxy.  Abstentions and broker non-votes (see below) will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum.

Q: What is the required vote to approve the proposals?

Proposal	Required Vote	Effect of Abstentions and Broker Non-Votes

Proposal 1 - Common Stock Proposal	Affirmative vote of two-thirds of the shares of our common stock outstanding on the record date.	•	Abstentions will have the effect of a vote AGAINST approval.
		•	Broker non-votes will have the effect of a vote AGAINST approval unless the broker exercises discretionary authority to vote FOR approval.

Proposal 2 – Supermajority Vote Reduction Proposal	Affirmative vote of two-thirds of the shares of our common stock outstanding on the record date.	•	Abstentions will have the effect of a vote AGAINST approval.
		•	Broker non-votes will have the effect of a vote AGAINST approval unless the broker exercises discretionary authority to vote FOR approval.

Proposal 3 – Adjournment Proposal	Affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote.	•	Abstentions will have the effect of a vote AGAINST approval.
		•	Broker non-votes will have the effect of a vote AGAINST approval unless the broker exercises discretionary authority to vote FOR approval.

Because approval of the Common Stock Proposal and the Supermajority Vote Reduction Proposal require the affirmative vote of two-thirds of the shares of our common stock outstanding on the record date, failing to vote, as well as abstentions, will have the effect of a vote AGAINST approval of such proposals.  Furthermore, approval of the Supermajority Vote Reduction Proposal will not reduce the vote required to approve the Common Stock Proposal at the meeting,  Therefore, we urge you to return your proxy card, or vote by telephone or the Internet, to ensure that your vote will be counted.

The shares represented by properly executed proxies (including those properly voted by Internet or telephone) will be voted in accordance with the instructions provided therein and, where no instructions are given, will be voted FOR the Common Stock Proposal, the Supermajority Vote Reduction Proposal and the Adjournment Proposal.  However, no proxy that is specifically marked AGAINST the Common Stock Proposal will be voted in favor of the Adjournment Proposal unless the proxy is specifically marked FOR the Adjournment Proposal.

“Broker non-votes” result when shareholders hold their shares in street name and do not provide voting instructions to their broker or other nominee.  Those shares will not be voted on any proposal on which the broker or other nominee does not have discretionary authority to vote under applicable rules.  We expect that brokers and other nominees will be allowed under the rules of the New York Stock Exchange to exercise discretionary authority with respect to the Common Stock Proposal, the Supermajority Vote Reduction Proposal and the Adjournment Proposal for beneficial owners who have not provided voting instructions.

Q: Are there any dissenters rights or appraisal rights?

Pursuant to applicable Hawaii law, there are no dissenters or appraisal rights relating to the matters to be acted upon at the meeting.

Q: What is the voting recommendation of the Board?

The following is the Board’s recommendation with respect to each of the proposals to be considered and voted upon at the meeting:

•                                          Common Stock Proposal – The Board recommends a vote “FOR” the amendment of the Company’s Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 185,000,000 shares.

•                                          Supermajority Vote Reduction Proposal – The Board recommends a vote “FOR” the amendment of the Company’s Restated Articles of Incorporation to reduce the two-thirds supermajority vote applicable to the Company under Hawaii law as a corporation incorporated before July 1, 1987, to a majority of the outstanding shares entitled to vote, for amendments to our Restated Articles of Incorporation.

•                                          Adjournment Proposal – The Board recommends a vote “FOR” adjourning the meeting if the Company, in its discretion, elects to do so.

Q: What are the ways in which I can vote?

Voting by Mail.  Shareholders can ensure that their shares are voted at the meeting by completing, signing, dating and mailing the enclosed proxy card in the enclosed postage-prepaid envelope.

Voting by Telephone or the Internet.  Voting by telephone or the Internet is fast and convenient and your vote is immediately confirmed and tabulated.  If you choose to vote by telephone or the Internet, instructions to do so are set forth on the enclosed proxy card.  The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which appears on the proxy card.  These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded.  If you vote by telephone or the Internet, you do not have to mail in your proxy card, but your vote must be received by the voting deadline set forth on the proxy card.

If your shares are held by a bank, broker or other nominee, please follow the instructions provided with your proxy materials to determine if telephone or Internet voting is available.  If your bank or broker does make telephone or Internet voting available, please follow the instructions provided on the voting form supplied by your bank or broker.

If you vote by telephone or the Internet, you should not return your proxy card.

Voting in Person at the Meeting.  You may vote shares held directly in your name as the shareholder of record in person at the meeting.  If you choose to vote your shares in person at the meeting, please bring your proxy card or proof of identification.  Even if you plan to attend the meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the meeting.

You may vote shares beneficially owned and held in “street name” only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, you must bring to the meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares and a signed proxy from the shareholder of record giving you the right to vote the shares.  The account statement or letter must show that you were the beneficial owner of the shares on the record date.

Q: How do I revoke a proxy?

Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date.  A proxy may also be revoked by attending the meeting and voting in person at the meeting.  Subject to such revocation, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the proxy.  If your shares are held in street name, you should follow the instructions of your broker, bank or nominee regarding the revocation of proxies.

Q: Where can I find the voting results?

We will publish the voting results in our Form 10-Q for the quarter in which the meeting occurs.  You can find the Form 10-Q at the Investor Relations section of our website at www.centralpacificbank.com.

Q: Whom should I contact if I have any questions?

If you have any questions, please contact:

D.F. King & Co., Inc.		Central Pacific Financial Corp.
48 Wall Street		Attention: Investor Relations
New York, New York 10005	or	220 South King Street
Banks and Brokers Call Collect: (212) 269-5550		Honolulu, Hawaii 96813
All Others Call Toll-Free: (800) 967-4604		Telephone: (808) 544-0500

SECURITY OWNERSHIP

Principal Shareholders

Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of July 31, 2009, the following were the only persons known to management of the Company to beneficially own more than 5% of the Company’s outstanding common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Barclays Global Investors, N.A. Barclays Global Fund Advisors 400 Howard Street San Francisco, California 94105

and

Barclays Global Investors, Ltd. 1 Royal Mint Court London, England EC3N 4HH	2,204,312 (1)	7.67%

Dimensional Fund Advisors L.P. Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	2,347,493 (2)	8.17%

State Street Bank and Trust Company, Trustee State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	1,598,884 (3)	5.60%

(1)                                  According to a Schedule 13G filed on February 5, 2009, Barclays Global Investors, N.A. has sole voting power over 765,226 shares and sole dispositive power over 894,919 shares, Barclays Global Fund Advisors has sole voting power over 962,818 shares and sole dispositive power over 1,289,850 shares, and Barclays Global Investors, Ltd. has sole voting power over 1,175 shares and sole dispositive power over 19,543 shares.

(2)                                  According to a Schedule 13G/A filed on February 9, 2009, Dimensional Fund Advisors L.P. has sole voting power over 2,282,989 shares and sole dispositive power over 2,347,493 shares.

(3)                                  According to a Schedule 13G filed on February 13, 2009, State Street Bank and Trust Company, acting in various fiduciary capacities, has sole voting power and shared dispositive power over 1,598,884 shares.

Directors and Executive Officers

The following table reflects the beneficial ownership of our common stock as of July 31, 2009 by:

•                  each director;

•                  each of our “named executive officers” as defined in Item 402(a)(3) of Regulation S-K promulgated under the Securities Act of 1933, as amended; and

•                  our current directors and all executive officers as a group.

Unless otherwise noted, the address of each person is c/o Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)

Directors (3)
Richard J. Blangiardi	7,436	(4)	*
Christine H. H. Camp	11,497	(5)	*
Earl E. Fry	16,053	(6)	*
B. Jeannie Hedberg	9,986	(7)	*
Dennis I. Hirota	41,295	(8)	*
Paul J. Kosasa	45,439	(9)	*
Colbert M. Matsumoto	37,544	(10)	*
Crystal K. Rose	14,456	(11)	*
Mike K. Sayama	22,314	(12)	*
Maurice H. Yamasato	31,188	(13)	*
Dwight L. Yoshimura	21,782	(14)	*

Named Executive Officers
Ronald K. Migita	200,449	(15)	*
Clint Arnoldus (retired August 1, 2008)	286,140	(16)	*
Blenn A. Fujimoto	47,024	(17)	*
Dean K. Hirata	45,516	(18)	*
Denis K. Isono	29,342	(19)	*
Curtis W. Chinn (resigned August 6, 2009)	10,596	(20)	*

All Directors and Executive Officers as a Group (17 persons)	878,057		3.05%

*                                         Less than one percent (1%).

(1)                                  Except as otherwise noted below, each person has sole voting and investment powers with respect to the shares listed. The numbers shown include the shares actually owned as of July 31, 2009 and, in accordance with Rule 13d-3 under the Exchange Act, any shares of common stock that the person has the right or will have the right to acquire within sixty (60) days of July 31, 2009.

(2)                                  In computing the percentage of shares beneficially owned by each person or group of persons named above, any shares which the person (or group) has a right to acquire within sixty (60) days after July 31, 2009 are deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(3)                                  This section includes information regarding all the Directors except for Mr. Migita, whose information is included in this table under the section heading “Named Executive Officers”.

(4)                                  3,135 shares of common stock are directly held by Mr. Blangiardi with full voting power.  Of the 3,135 shares, 635 shares he does not have investment power over.  4,301 shares of common stock are those he has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(5)                                  2,121 shares of common stock are directly held by Ms. Camp with full voting power.  Of the 2,121 shares, 635 shares she does not have investment power over.  2,265 shares of common stock are held in her Simplified Employee Pension Plan Individual Retirement Account.  2,810 shares of common stock are held in her account and benefit under the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan.  4,301 shares of common stock are those she has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(6)                                  1,220 shares of common stock are directly held by Mr. Fry with full voting and investment power.  5,000 shares of common stock are held in the Fry Family Trust.  5,532 shares of common stock are held in the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan.  4,301 shares of common stock are those he has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(7)                                  2,363 shares of common stock are directly held by Ms. Hedberg with full voting power.  Of the 2,363 shares, 635 shares she does not have investment power over.  125 shares of common stock are held as a custodian for her grandson.  1,000 shares of common stock are held in a 401-K Retirement Savings Plan.  1,247 shares of common stock are held for her account and benefit under the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan.  750 shares of common stock are held in her trust.  200 shares are held in her daughter’s Individual Retirement Account.  4,301 shares of common stock are those she has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(8)                                  25,443 shares of common stock are directly held by Dr. Hirota with full voting power.  Of the 25,443 shares, 635 shares he does not have investment power over.  11,520 shares of common stock are held jointly with his wife for which he has shared voting and investment powers with his wife.  31 shares of common stock are held by Dr. Hirota, as President of Sam O. Hirota, Inc.  4,301 shares of common stock are those he has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(9)                                  41,138 shares of common stock are directly held by Mr. Kosasa with full voting power.  Of the 41,138 shares, 635 shares he does not have investment power over.  4,301 shares of common stock are those he has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(10)                            1,763 shares of common stock are directly held by Mr. Matsumoto with full voting power.  Of the 1,763 shares, 635 shares he does not have investment power over.  10,368 shares of common stock are held for his account and benefit under the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan.  10,000 shares are held by Island Insurance Foundation of which he serves as President and Director.  6,000 shares are held jointly with his wife for which he has shared voting and investment powers with his wife.  9,413 shares of common stock are those he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Directors Stock Option Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., the Company’s 1997 Stock Option Plan, and the Company’s 2004 Stock Compensation Plan.

(11)                            1,763 shares of common stock are directly held by Ms. Rose with full voting power.  Of the 1,763 shares, 635 shares she does not have investment power over.  2,000 shares of common stock are held by her as trustee of her pension plan and 6,392 shares of common stock are held for her account and benefit under the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan.  4,301 shares of common stock are those she has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(12)                            5,295 shares of common stock are directly held by Dr. Sayama with full voting power.  Of the 5,295 shares, 635 shares he does not have investment power over.  4,008 shares of common stock are held jointly with his wife for which he has shared voting and investment powers with his wife.  13,011 shares of common stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Directors Stock Option Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., the Company’s 1997 Stock Option Plan, and the Company’s 2004 Stock Compensation Plan.

(13)                            16,887 shares of common stock are directly held by Mr. Yamasato with full voting power.  Of the 16,887 shares, 635 shares he does not have investment power over.  10,000 shares are held jointly with his wife for which he has shared voting and investment powers with his wife.  4,301 shares of common stock are those he has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(14)                            7,488 shares of common stock are directly held by Mr. Yoshimura with full voting power.  Of the 7,488 shares, 635 shares he does not have investment power over.  14,294 shares of common stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Directors Stock Option Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., the Company’s 1997 Stock Option Plan, and the Company’s 2004 Stock Compensation Plan.

(15)                            200,087 shares of common stock are held in Mr. Migita’s trust.  362 shares of common stock are directly held with full voting and investment power.

(16)                            6,425 shares of common stock are held by a family trust for which Mr. Arnoldus and his wife are co-trustees.  5,335 shares of common stock are held under his account under the Central Pacific Bank 401(k) Retirement Savings Plan.  4,775 shares of common stock are held jointly with his wife for which he has shared voting and investment powers with his wife.  269,605 shares of common stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the Company’s 1997 Stock Option Plan and 2004 Stock Compensation Plan.

(17)                            4,019 shares of common stock are directly held by Mr. Fujimoto with full voting and investment power.  4,075 shares of common stock are held under his account under the Central Pacific Bank 401(k) Retirement Savings Plan.  33,065 shares of common stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the Company’s 1997 Stock Option Plan.  5,865 shares of common stock are those that he has the right to acquire by the exercise of Stock Appreciation Rights vested pursuant to the Company’s 2004 Stock Compensation Plan

(18)                            4,507 shares of common stock are held in Mr. Hirata’s Individual Retirement Account.  2,114 shares of common stock are held under his account under the Central Pacific Bank 401(k) Retirement Savings Plan.  2,149 shares of common stock are directly held by Mr. Hirata with full voting and investment power.  30,719 shares of common stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Stock Compensation Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., and the Company’s 1997 Stock Option Plan.  6,027 shares of common stock are those that he has the right to acquire by the exercise of Stock Appreciation Rights vested pursuant to the Company’s 2004 Stock Compensation Plan.

(19)                            2,124 shares of common stock are directly held by Mr. Isono with full voting and investment power.  10,463 shares of common stock are held jointly with his wife for which he has shared voting and investment powers with his wife.  300 shares of common stock are held by his sons and wife jointly.  2,363 shares of common stock are held under his account under the Central Pacific Bank 401(k) Retirement Savings Plan.  8,388 shares of common stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the Company’s 1997 Stock Option Plan.  5,704 shares of common stock are those that he has the right to acquire by the exercise of Stock Appreciation Rights vested pursuant to the Company’s 2004 Stock Compensation Plan.

(20)                            4,060 shares of common stock are directly held by Mr. Chinn with full voting and investment power.  813 shares of common stock are held under his account under the Central Pacific Bank 401(k) Retirement Savings Plan.  3,500 shares of common stock are held in Mr. Chinn’s Individual Retirement Account.

2,223 shares of common stock are those that he has the right to acquire by the exercise of Stock Appreciation Rights vested pursuant to the Company’s 2004 Stock Compensation Plan.

PROPOSAL 1:  PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S
RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES (THE “COMMON STOCK PROPOSAL”)

On August 10, 2009, our Board approved a resolution that Item 1 of Article IV of our Restated Articles of Incorporation be amended to increase the number of authorized shares of our common stock, no par value per share, from 100,000,000 shares to 185,000,000 shares, subject to the approval of shareholders of our common stock, and we are now asking you to approve this amendment.  No change is being proposed to the authorized number of shares of our preferred stock, which will remain at 1,000,000 shares.

Our Restated Articles of Incorporation currently provide for 100,000,000 shares of authorized common stock, of which 28,756,073 shares were issued and outstanding at the close of business on the record date.  Also, on the record date, there were 1,585,748 shares of common stock issuable upon exercise of a warrant issued to the United States Department of Treasury, 1,096,242 shares of common stock subject to stock awards outstanding as of the record date, 1,403,758 shares of common stock reserved for future issuance under our 2004 Stock Compensation Plan and 515,448 shares issuable under the Central Pacific Financial Corp. Direct Purchase and Dividend Reinvestment Plan, leaving 68,228,479 shares unissued and unreserved.

If the Common Stock Proposal is approved, we intend to file a certificate of amendment to our Restated Articles of Incorporation with the Hawaii Department of Commerce and Consumer Affairs, which will become effective upon filing.  The certificate of amendment would provide that Item 1 of Article IV of our Restated Articles of Incorporation be amended to read as follows:

“The amount of authorized capital stock of the Corporation shall be ONE HUNDRED EIGHTY FIVE MILLION (185,000,000) shares of common stock, no par value per share, and ONE MILLION (1,000,000) shares of preferred stock, no par value per share.  The Corporation shall have the privilege of subsequent extensions of its capital stock from time to time in the manner provided by law.”

Why We Are Seeking Shareholder Approval

Pursuant to the law of our state of incorporation, Hawaii, our Board must approve any amendment to our Restated Articles of Incorporation and submit the amendment to shareholders for their approval.  The affirmative vote of two-thirds of the outstanding shares of our common stock at the close of business on the record date is required to approve the Common Stock Proposal.

Our Board adopted a resolution declaring it advisable and in the best interests of the Company and its shareholders to amend our Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 185,000,000 shares.  The Board further directed that the proposed action be submitted for consideration by the Company’s shareholders at a meeting to be called for that purpose.  If the shareholders approve the amendment, Item 1 of Article IV of the Restated Articles of Incorporation will be amended to increase the number of authorized shares of common stock as described above.  If adopted by the shareholders, the increase will become effective on the filing of the amendment to the Company’s Restated Articles of Incorporation with the Hawaii Department of Commerce and Consumer Affairs.  The only change in the Company’s existing Restated Articles of Incorporation as a result of the Common Stock Proposal would be the numeric change required to reflect the increase of the number of authorized shares of common stock as proposed in this proxy statement.

The proposed increase in our authorized common stock is to provide the Company with additional flexibility to raise capital from time to time.  The Company believes that issuing equity would be a prudent measure due to the ongoing economic downturn and the resultant deterioration in the Hawaii and California commercial real estate markets in which the Company does business.  Such conditions have been adversely impacting the Company’s credit portfolio and financial condition.  On July 14, 2009, the Company commenced a public offering of common stock to raise $100 million.  On July 29, 2009, the Company announced that it had postponed the offering given the number of its authorized but unissued shares of common stock combined with the then current price level of its common stock and that it planned to increase the number of its authorized shares of common stock, subject to shareholder approval.

We believe it is appropriate and important to have increased shares of authorized common stock because of both the time required to hold a special meeting of shareholders and the high vote required to amend our Restated Articles of Incorporation to increase the authorized common stock.  Having increased authorized shares of common stock will provide us with additional flexibility in our capital raising efforts, taking into account the desired amount of additional capital, the current price of our common stock and recent fluctuations in our stock price.

In addition, the increase in the authorized shares of common stock, if approved by our shareholders, will be available from time to time for other corporate purposes, including stock-based acquisitions of other companies, stock splits and stock dividends and stock-based compensation.  We do not have any current intention or plan to issue shares of common stock for any such purpose, other than upon the exercise of outstanding stock options and future issuances under our shareholder-approved equity compensation plans to the extent deemed appropriate by the Compensation Committee of our Board.

Effect on Outstanding Common Stock

Authorized but unissued shares of our common stock may be issued from time to time upon authorization by our Board, at such times, to such persons and for such consideration as the Board may determine in its discretion and generally without further approval by shareholders, except as may be required for a particular transaction by applicable law, regulation or stock exchange rule.  When and if such shares are issued, they would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock.

The authorization of the additional shares would not, by itself, have any effect on the rights of shareholders.  However, holders of our common stock have no preemptive rights to acquire additional shares of our common stock.  Therefore, the future issuance of shares of common stock, in particular as part of our efforts to raise substantial amounts of capital, would have an immediate and significant dilutive effect on earnings per share and the voting power of existing shareholders at the time of the issuance.  The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock.

Approval of the Common Stock Proposal could adversely affect the ability of third parties to take over or change the control of the Company.  It is possible that an increase in authorized shares could render such an acquisition more difficult under certain circumstances or discourage an attempt by a third party to obtain control of us by making possible the issuance of shares that would dilute the share ownership of a person attempting to obtain control or otherwise make it difficult to obtain any required shareholder approval for a proposed transaction for control.  The Board has no current intention to authorize the issuance of additional shares for such purposes and is not aware of any present attempt to obtain control of us or otherwise accumulate our common stock.

The Board recommends that you vote “FOR” the Common Stock Proposal to approve an amendment to the Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 185,000,000 shares.

PROPOSAL 2:  PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S
RESTATED ARTICLES OF INCORPORATION TO REDUCE THE TWO-THIRDS
SUPERMAJORITY VOTE APPLICABLE TO US UNDER HAWAII LAW AS A
CORPORATION INCORPORATED BEFORE JULY 1, 1987, TO A MAJORITY OF
THE OUTSTANDING SHARES ENTITLED TO VOTE, FOR AMENDMENTS
TO THE RESTATED ARTICLES OF INCORPORATION
(THE “SUPERMAJORITY VOTE REDUCTION PROPOSAL”)

On August 10, 2009, our Board approved a resolution that a new Article X be added to our Restated Articles of Incorporation to reduce the two-thirds supermajority vote applicable to us under Section 414-283 of the Hawaii Business Corporation Act (“HBCA”) as a corporation incorporated before July 1, 1987, to a majority of the outstanding shares entitled to vote, for amendments to the Restated Articles of Incorporation, subject to the approval of shareholders of our common stock.  We are now asking you to approve this amendment.

Section 414-283 of the HBCA provides that an amendment to the articles of incorporation of a corporation incorporated before July 1, 1987 (which is the case for the Company) requires the affirmative vote of the holders of two-thirds of the shares entitled to vote thereon, unless the HBCA, the articles of incorporation or the board of directors (acting pursuant to subsection (c) of Section 414-283 which permits the board of directors to condition its submission of the proposed amendment on any basis) requires a greater vote or a vote by voting groups.  Section 414-283 also provides that the articles of incorporation may be amended by such two-thirds vote to provide for a lesser proportion of shares, or of any class or series thereof, provided that the lesser proportion shall not be less than a majority of the shares entitled to vote on an amendment of the articles of incorporation.

The Board believes it is in the best interest of the Company to amend the Restated Articles of Incorporation to provide that an amendment of the Restated Articles of Incorporation, except as otherwise provided in the Restated Articles of Incorporation, will require the affirmative vote of the holders of a majority of the shares of the Company entitled to vote thereon.  Such a reduced vote requirement is permitted by Section 414-283 and is the vote required with respect to corporations incorporated on or after July 1, 1987 pursuant to Section 414-283.

Approval of the Supermajority Vote Reduction Proposal will not reduce the vote required to approve the Common Stock Proposal at the meeting, so your vote on both proposals is very important.

If the Supermajority Vote Reduction Proposal is approved, we intend to file a certificate of amendment to our Restated Articles of Incorporation with the Hawaii Department of Commerce and Consumer Affairs (which may be part of the same certificate of amendment that may be filed in connection with the approval of the Common Stock Proposal), which will become effective upon filing.  The certificate of amendment would add a new Article X to the Restated Articles of Incorporation to read as follows:

“ARTICLE X

1.             The Corporation may amend these Articles of Incorporation at any time in the manner now or hereafter prescribed or permitted by law, provided that, except as otherwise provided in these Articles of Incorporation, any amendment shall be approved by the affirmative vote of the holders of a majority of the shares entitled to vote thereon, unless any class of shares is entitled to vote thereon as a separate voting group, in which event the proposed amendment shall be approved by the affirmative vote of the holders of a majority of the shares of each class of shares entitled to vote thereon as a separate voting group and of the total shares entitled to vote thereon.”

Why We Are Seeking Shareholder Approval

Pursuant to the law of our state of incorporation, Hawaii, our Board must approve any amendment to our Restated Articles of Incorporation and submit the amendment to shareholders for their approval.  The affirmative vote of two-thirds of the outstanding shares of our common stock at the close of business on the record date is required to approve the Supermajority Vote Reduction Proposal.

Our Board adopted a resolution declaring it advisable and in the best interests of the Company and its shareholders to amend our Restated Articles of Incorporation to reduce the two-thirds supermajority vote applicable to us under Section 414-283 of the HBCA as a corporation incorporated before July 1, 1987, to a majority of the outstanding shares entitled to vote, for amendments to our Restated Articles of Incorporation.  The Board further directed that the proposed action be submitted for consideration by the Company’s shareholders at a meeting to be called for that purpose.  If the shareholders approve the amendment, a new Article X will be added to the Restated Articles of Incorporation to reduce the two-thirds supermajority to a majority vote requirement as described above.  If adopted by the shareholders, the amendment will become effective on the filing of the amendment to the Company’s Restated Articles of Incorporation with the Hawaii Department of Commerce and Consumer Affairs.  The only change in the Company’s existing Restated Articles of Incorporation as a result of the Supermajority Vote Reduction Proposal would be the addition of the new Article X as proposed in this proxy statement.

The proposed reduction in the required vote to amend our Restated Articles of Incorporation will enhance the Company’s corporate governance and provide for a more customary simple majority vote requirement as is applicable under Section 414-283 of the HBCA to corporations incorporated on or after July 1, 1987.  The Board, in reviewing the current provisions of the Restated Articles of Incorporation and the HBCA, as well as best practices in corporate governance, has evaluated the need and propriety for a two-thirds supermajority vote and has determined that it is in the Company’s best interests for amendments of the Restated Articles of Incorporation that would have required that two-thirds vote under Section 414-283 to instead require a simple majority vote.

Effect of the Amendment

If the proposed amendment is approved, any amendment to the Restated Articles of Incorporation that would have required a two-thirds vote under Section 414-283 of the HBCA, except as otherwise provided in the Restated Articles of Incorporation, will instead require the affirmative vote of the holders of a majority of the shares of the Company entitled to vote thereon.

The Board recommends that you vote “FOR” the Supermajority Vote Reduction Proposal to approve an amendment to the Restated Articles of Incorporation to reduce the two-thirds supermajority vote applicable to us under Hawaii law as a corporation incorporated before July 1, 1987, to a majority of the outstanding shares entitled to vote, for amendments to the Restated Articles of Incorporation.

PROPOSAL 3:  ADJOURNMENT OF THE SPECIAL MEETING IF THE COMPANY, IN ITS
DISCRETION, ELECTS TO DO SO (THE “ADJOURNMENT PROPOSAL”)

If at the meeting the number of shares of common stock present in person or represented by proxy and voting in favor of the Common Stock Proposal is insufficient to approve such proposal, management may move to adjourn the meeting in order to enable the Board to continue to solicit additional proxies in favor of such proposal.  However, the meeting may not be adjourned to a date later than November 30, 2009.  In that event, you will be asked to vote only upon the Adjournment Proposal but not on the Common Stock proposal or the Supermajority Vote Reduction Proposal.

In this proposal, the Company is asking you to authorize the holder of any proxy solicited by its Board to vote in favor of adjourning the meeting and any later adjournments.  If the shareholders approve the Adjournment Proposal, the Company could adjourn the meeting, and any adjourned session of the meeting, to use the additional time to solicit proxies in favor of the Common Stock Proposal not receiving votes sufficient for approval, including the solicitation of proxies from the shareholders that have previously voted against such proposal.  Among other effects, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Common Stock Proposal have been received, the Company could adjourn the meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to vote in favor of such proposal.

Approving the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the meeting and entitled to vote thereon.  No proxy that is specifically marked AGAINST the Common Stock Proposal will be voted in favor of the Adjournment Proposal unless the proxy is specifically marked FOR the Adjournment Proposal.

The Board believes that if the number of shares of its common stock present in person or represented by proxy at the meeting and voting in favor of the Common Stock Proposal is insufficient to approve such proposal, in particular because approval of the Common Stock Proposal requires the affirmative vote of two-thirds of the shares of common stock outstanding on the record date, it is in the best interests of the shareholders to enable the Company, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve such proposal.

The Board has approved and recommends a vote “FOR” the Adjournment Proposal adjourning the meeting to a date not later than November 30, 2009, if the Company, in its discretion, elects to do so.

OTHER MATTERS

The Board is not aware of any other matters which may come before the meeting.  Currently, in accordance with our bylaws, the only matters to be acted on at the meeting are those described in this proxy statement, along with any necessary procedural matters related to the meeting.  As to procedural matters, or any other matters that are determined to be properly brought before the meeting calling for a vote of the shareholders, it is the intention of the persons named in the accompanying proxy, unless otherwise directed in that proxy, to vote on those matters in accordance with their best judgment.

Shareholder proposals intended to be considered for inclusion in the Company’s proxy statement and voted on at the Company’s regularly scheduled 2010 annual meeting of shareholders must be received at the Company’s offices at 220 South King Street, Honolulu, Hawaii 96813, Attention: Corporate Secretary, by no later than one hundred twenty (120) calendar days before the first anniversary date of the release of the Company’s 2009 annual meeting proxy statement (i.e., by no later than December 7, 2009) pursuant to Rule 14a-8 of the Exchange Act.  Applicable Commission rules and regulations govern the submission of shareholder proposals and the Company’s consideration of them for inclusion in the proxy statement and form of proxy for the 2010 annual meeting.

The Company’s bylaws contain procedures that shareholders must follow to present business at a meeting of shareholders if such business is not specified in the proxy statement.  A shareholder may obtain a copy of these procedures from the Company’s Corporate Secretary.  In addition to other applicable requirements, for business to be properly brought before the 2010 annual meeting of shareholders, a shareholder must give notice of the matter to be presented at the meeting in a proper written form to the Company’s Corporate Secretary.  The Corporate Secretary must receive this written notice at the principal offices of the Company not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the anniversary date of the preceding year’s annual meeting.  Shareholder proposals not made in accordance with these requirements may be disregarded by the chairperson of the meeting.

CENTRAL PACIFIC FINANCIAL CORP.

Glenn K.C. Ching
Senior Vice President and Corporate
Secretary

Honolulu, Hawaii

August 24, 2009

COMPANY # TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3. 1. To amend the Company’s Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 185,000,000 shares. For Against Abstain 2. To amend the Company’s Restated Articles of Incorporation to reduce the two-thirds supermajority vote applicable to the Company under Hawaii law as a corporation incorporated before July 1, 1987, to a majority of the outstanding shares entitled to vote, for amendments to the Company’s Restated Articles of Incorporation. For Against Abstain 3. To adjourn the Special Meeting if the Company, in its discretion, elects to do so. For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. Address Change? Mark Box Indicate changes below: Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. ADDRESS BLOCK Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Dear Central Pacific Financial Corp. Shareholder: Please vote your proxy using one of the three methods described below (Internet or Telephone or Mail). Use only one of the voting methods below. INTERNET – www.eproxy.com/cpf Use the Internet to vote your proxy until 12:00 p.m. (noon) Central Time on October 21, 2009. PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (noon) Central Time on October 21, 2009. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Special Meeting Proxy This proxy is solicited by the Board of Directors for use at the Special Meeting on October 22, 2009. By signing the proxy, you revoke all prior proxies and appoint Ronald K. Migita, Dean K. Hirata and Glenn K. C. Ching and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may properly come before the Special Meeting and at any and all adjournments thereof. See reverse for voting instructions. SPECIAL MEETING OF SHAREHOLDERS Thursday, October 22, 2009 10:00 a.m. Hawaii time Room 1110 Central Pacific Bank Central Pacific Plaza 220 South King Street Honolulu, Hawaii 96813 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 22, 2009. Central Pacific Financial Corp.’s Proxy Statement is available at http://www.centralpacificbank.com/specialmtgproxy.

COMPANY # TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD. The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3. 1. To amend the Company’s Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 185,000,000 shares. ¦ For ¦ Against ¦ Abstain 2. To amend the Company’s Restated Articles of Incorporation to reduce the two-thirds supermajority vote applicable to the Company under Hawaii law as a corporation incorporated before July 1, 1987, to a majority of the outstanding shares entitled to vote, for amendments to the Company’s Restated Articles of Incorporation. ¦ For ¦ Against ¦ Abstain 3. To adjourn the Special Meeting if the Company, in its discretion, elects to do so. ¦ For ¦ Against ¦ Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. Address Change? Mark Box ¦ Indicate changes below: Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis - trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. ADDRESS BLOCK Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Dear Central Pacific Financial Corp. Shareholder: Please vote your proxy using one of the three methods described below (Internet or Telephone or Mail). Use only one of the voting methods below.  INTERNET – www.eproxy.com/cpf Use the Internet to vote your proxy until 12:00 p.m. (noon) Central Time on October 19, 2009.  PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (noon) Central Time on October 19, 2009.  MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Voting Instruction Card.

Special Meeting Proxy Voting Instructions to Trustee Central Pacific Bank 401(k) Retirement Savings Plan I hereby direct the Vanguard Fiduciary Trust Company, as Trustee of the Central Pacific Bank 401(k) Retirement Savings Plan (the “Plan”), to vote at the Special Meeting of Shareholders of Central Pacific Financial Corp. (the “Company”) as indicated on the reverse side of this card, all shares allocated to my account in the Plan. The Trustee will vote these shares as I direct. If no direction is given to the Trustee, the Plan’s Trustee will vote my shares held in the Plan in the same proportion as votes received from other participants in the Plan. This voting instruction card is furnished in connection with the solicitation of proxies by the Board of Directors of the Company. I understand this card must be returned to the Trustee by noon Central Time on October 19, 2009 if my voting instructions are to be honored. If it is not received by the Trustee, or if it is received but the voting instructions are invalid, the shares of stock with respect to which I could have directed the Trustee shall be voted by the Trustee in accordance with the terms of the Plan. The Trustee is hereby directed to vote as indicated on the following proposals which are more fully described in the Company’s Notice of Special Meeting of Shareholders and Proxy Statement. The undersigned hereby acknowledges receipt of the Proxy Statement for the Special Meeting. See reverse for voting instructions. SPECIAL MEETING OF SHAREHOLDERS Thursday, October 22, 2009 10:00 a.m. Hawaii time Room 1110 Central Pacific Bank Central Pacific Plaza 220 South King Street Honolulu, Hawaii 96813 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 22, 2009. Central Pacific Financial Corp.’s Proxy Statement is available at http://www.centralpacificbank.com/specialmtgproxy.